                                                                   EXHIBIT 10.84

               AMENDMENT NO. 20 TO CREDIT AGREEMENT AND CONSENT

          THIS AMENDMENT NO. 20 TO CREDIT AGREEMENT AND CONSENT (the "Amendment") dated as of September 2, 1999 by and among Mariner Health Group, Inc., a Delaware corporation (the "Borrower"), each other Loan Party, PNC Bank, National Association; Bank Austria Creditanstalt Corporate Finance, Inc., (formerly known as Creditanstalt AG, formerly known as Creditanstalt Bankverein); First Union National Bank (as successor by merger to First Union National Bank of North Carolina); Mellon Bank, N.A.; Toronto Dominion (New
York), Inc.; Bankers Trust Company; Credit Lyonnais New York Branch; AmSouth Bank; Bank of Tokyo-Mitsubishi Trust Company; The Fuji Bank, Limited New York Branch; SunTrust Bank, Central Florida, N.A.; Bank One Kentucky, NA; Fleet National Bank; Comerica Bank; The First National Bank of Chicago; The Industrial Bank of Japan, Limited, New York Branch; General Electric Capital Corporation; and Riggs Bank N.A. (collectively, the "Banks"), First Union National Bank, in its capacity as syndication agent for the Banks and PNC Bank, National Association, in its capacity as administrative agent for the Banks (the "Administrative Agent").

                         W  I  T  N  E  S  S  E  T  H:

          WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of May 18, 1994, as amended (the "Credit Agreement"), pursuant to which the Banks provided a $250,000,000 revolving credit facility to the Borrower;

          WHEREAS, Amwest Surety Insurance Company and Far West Insurance Company ("Amwest") have agreed to issue surety bonds in connection with the operations of the Borrower and its Subsidiaries in connection solely with that certain Commercial Surety General Indemnity Agreement executed by the Borrower for the purpose of indemnifying Amwest dated August 16, 1999 attached hereto as Exhibit A (the "Surety Agreement");
---------

          WHEREAS, as a condition to entering into the Surety Agreement, Amwest has required the Borrower to provide, as security for obligations of the Borrower under the Surety Agreement, a letter of credit with an initial expiry date of up to twelve months after the date of issuance, subject to renewal, with such letter of credit to be in the form of Exhibit B hereto (the "Surety Bond
                                           ---------
Letter of Credit"); and

          WHEREAS, the Borrower, the Banks, the Administrative Agent and the Syndication Agent desire to amend the Credit Agreement as hereinafter provided to permit the issuance on a cash collateralized basis of the Surety Bond Letter of Credit which shall expire after the Expiration Date of the Commitments and to permit extensions, amendments and renewals of the Surety Bond Letter of Credit upon the consent of the Required Banks on the terms as hereinafter provided.

          NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

          1.   Definitions.
               -----------

          Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment.

          2.   Amendments to Credit Agreement.
               ------------------------------

          (a) Section 1.01 [Certain Definitions] of the Credit Agreement is hereby amended by the addition of the following new definitions:

          "Amendment No. 20 shall mean that certain Amendment No. 20 to Credit
           ----------------
     Agreement dated September 2, 1999 among Borrower, the other Loan Parties, the Banks and Administrative Agent, together with schedules and exhibits thereto."

          "Fund for Certain Fees shall have the meaning assigned to such term in
           ---------------------
     Section 8.01(s)."

          "Surety Bond Letter of Credit" shall mean that certain Letter of
           ----------------------------
     Credit to be issued by the Administrative Agent for the benefit of Amwest Surety Insurance Company and Far West Insurance Company in the amount of $7,850,000 with an initial expiry date of September 2, 2000 in the form of Exhibit B attached to Amendment No. 20, as amended, extended or renewed
     ---------
     from time to time as provided herein."

          "Twentieth Amendment Effective Date shall mean September 2, 1999."
           ----------------------------------

          (b) Subsection (a) of Section 2.09 [Letter of Credit Subfacility] is amended and restated in its entirety to read as follows:

               "(a) Borrower may request the issuance of, on the terms and conditions hereinafter set forth, standby letters of credit (each a "Letter of Credit" and collectively, "Letters of Credit") by delivering to the Administrative Agent a completed application and agreement for letters of credit in such form as the Administrative Agent may specify from time to time by no later than 10:00 a.m., Pittsburgh time, at least three (3) Business Days, or such shorter period as may be agreed to by the Administrative Agent, in advance of the proposed date of issuance. Subject to the terms and conditions hereof and in reliance on the agreements of the other Banks set forth in this Section 2.09, the Administrative Agent will issue (i) a Letter of Credit provided that each Letter of Credit (other than the Surety Bond Letter of Credit) shall have a maximum maturity of twelve (12) months from the date of issuance and expire no later than ten
     (10) Business Days prior to the Expiration Date and (ii) the Surety Bond Letter of Credit which shall expire no later than September 2, 2000 provided that the Surety Bond Letter of Credit may be extended, amended or renewed (A) for one additional period expiring not later than September 2, 2001 with the prior written approval of the Required Banks and (B) beyond
     September 2, 2001 with the prior written approval of all Banks.   In no
     event shall (i) the Letters of Credit Outstanding exceed, at any one time, $35,000,000 or (ii) the Revolving Facility Usage exceed, at any one time, the Revolving Credit Commitments. Schedule 2.09(a) hereto lists letters of
                                       ----------------
     credit which PNC Bank issued for the accounts of certain of the Loan Parties prior to the date hereof pursuant to the Prior Credit Agreement and which shall remain outstanding after the Closing Date (the "Existing Letters of Credit"). Each Existing Letter of Credit shall be a Letter of Credit hereunder on and after the Closing Date and the provisions of this Section 2.09 shall apply to such Existing Letter of Credit. On or before the Twentieth Amendment Effective Date (the "Cash Collateralization Date") the Loan Parties shall deposit cash, as cash collateral, to an account owned by the Administrative Agent for the benefit of the Banks from which account the Administrative Agent alone shall have sole power of withdrawal (the "Letter of Credit Cash Collateral Account") in an amount equal to 100% of the maximum amount available to be drawn under the Surety Bond Letter of Credit. Each Loan Party hereby agrees and directs the Administrative Agent to apply, from the Letter of Credit Cash Collateral Account, the amount of the Surety Bond Letter of Credit upon presentation thereof for draw on any date on or after the Cash Collateralization Date. Each of the Loan Parties, to secure the Reimbursement Obligations and all of the other obligations of the Loan Parties under the Loan Documents and under the Term Loan Documents, hereby pledges all of its rights and interests in and grants a first priority perfected lien on the Letter of Credit Cash Collateral Account and all proceeds arising therefrom to the Collateral Agent for the benefit of the Banks and the Term Loan Banks.

          (c) The third sentence of Subsection (d) of Section 2.09 [Letter of Credit Subfacility] is amended and restated in its entirety to read as follows:

               "In the event the Borrower fails to reimburse the Administrative Agent for the full amount of any drawing under any Letter of Credit by 11:00 a.m., Pittsburgh time, on the Drawing Date, the Administrative Agent will promptly notify each Bank thereof, and with respect to any Letter of Credit other than the Surety Bond Letter of Credit, the Borrower shall be deemed to have requested that Revolving Credit Loans be made by the Banks under the Base Rate Option to be disbursed on the Drawing Date under such Letter of Credit, subject to the amount of the unutilized portion of the Revolving Credit Commitment and subject to the conditions set forth in
     Section 7.1 [Each Additional Loan] other than any notice requirements."

          (d) The first sentence of Subsection (e) of Section 2.09 [Letter of Credit Subfacility] is amended and restated in its entirety to read as follows:

               "Each Bank shall upon any notice pursuant to Section 2.09(d) make available to the Administrative Agent an amount in immediately available funds equal to its Ratable Share of the amount of the drawing (notwithstanding the passing of the Expiration Date or the termination of the Commitments), whereupon the participating Banks shall (subject to
     Section 2.09(f)) each be deemed to have made a Revolving Credit Loan under the Base Rate Option to the Borrower in that amount."

          (e) The first sentence of Subsection (f) of Section 2.09 [Letter of Credit Subfacility] is amended and restated in its entirety to read as follows:

               "With respect to any unreimbursed drawing that is not converted into Revolving Credit Loans under the Base Rate Option to the Borrower in whole or in part as contemplated by Section 2.09(d), because of the Borrower's failure to satisfy the conditions set forth in Section 7.1 [Each Additional Loan] other than any notice requirements or for any other reason, and with respect to any unreimbursed drawing under the Surety Bond Letter of Credit, notwithstanding the passing of the Expiration Date or the termination of the Commitments, the Borrower shall be deemed to have incurred from the Administrative Agent a Letter of Credit Borrowing in the amount of such drawing."

          (f) Section 8.01 [Affirmative Covenants] is hereby amended by adding after clause (r) thereof, the following new clause (s):

               "(s)  Deposit of Funds with Administrative Agent for payment of
                     ---------------------------------------------------------
     Certain Fees and Expenses. On or before the Twentieth Amendment Effective
     -------------------------
     Date, the Borrower shall deposit with the Administrative Agent $500,000 (the "Fund for Certain Fees") to be held as cash collateral and used at the discretion of the Agents from time to time to pay for legal and other advisor fees incurred by the Agents, the Banks, the Term Loan Banks and the agents under the Term Loan Agreement, including, but not limited to, the fees of Buchanan Ingersoll, P.C., counsel to the Administrative Agent and Collateral Agent, Kennedy Covington Lobdel & Hickman, L.L.P. counsel to the Syndication Agent, O'Melveny & Myers LLP, special counsel to the Banks, and Houlihan Lokey Howard & Zukin or any other financial advisors and other experts engaged by the Agents or the Banks, and to the extent that such fees are not paid by the Borrower within 30 days of receipt of invoices therefor by the Borrower. To the extent that the amount of the Fund for Certain Fees is at any time less than $500,000, the Borrower, upon the request of the Administrative Agent shall deposit with the Administrative Agent an additional amount so that after giving effect to such additional deposit the Fund for Certain Fees is not less than $500,000. Notwithstanding the establishment of the Fund for Certain Fees or the balance thereof at any time, the Borrower shall promptly pay, from funds other than the Fund for Certain Fees, promptly upon receipt of invoices and in any event, within 30 days after such receipt, the fees and expenses of the legal counsel, financial advisors and other experts that are listed in more detail in the preceding sentence."

          3.   Conditions of Effectiveness of Amendment of Credit Agreement;
               -------------------------------------------------------------
Consent and Related Matters. The effectiveness of the Amendment of the Credit
---------------------------
Agreement set forth in Section 2 hereof is expressly conditioned upon satisfaction of each of the following conditions precedent:

          (a)  Representations and Warranties. The representations and
               ------------------------------
warranties of the Borrower contained in Article VI of the Credit Agreement shall be true and accurate on the date hereof (taking into account this Amendment) with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time or which relate to the financial condition of the Loan Parties, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein).

          (b)  Consents. Each Bank consents to the issuance of the Surety Bond
               --------
Letter of Credit notwithstanding the existence of any Events of Default or Potential Default. Other than solely with respect to the issuance of the Surety Bond Letter of Credit as provided in the previous sentence, none of the Agents nor any Bank waives any rights against any Loan Party including, without any limitation, with respect to any Event of Default or Potential Default.

          (c)  Fees and Expenses. The Borrower shall have paid (i) to the
               -----------------
Administrative Agent on the effective date hereof, the Fund for Certain Fees to be utilized in accordance with Section 8.01(s) of the Credit Agreement after giving effect to this Amendment (ii) legal and other advisor fees incurred by the Agents and the Banks, including, but not limited to, the fees of Buchanan Ingersoll, P.C., counsel to the Administrative Agent and the Collateral Agent, Kennedy Covington Lobdel & Hickman L.L.P. counsel to the Syndication Agent, O'Melveny & Myers LLP, special counsel to the Banks, and Houlihan Lokey Howard & Zukin or any other financial advisors and other experts engaged by the Agents or the Banks and (iii) all other out-of-pocket costs, expense and disbursements accrued through the date hereof and the out-of-pocket costs, expenses and disbursements of the Agents and the Banks including, without limitation, reasonable fees of the forgoing counsel in connection with this Amendment.

          (d)  Legal Details; Counterparts. All legal details and proceedings in
               ---------------------------
connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Agents, the Administrative Agent shall have received from the Borrower and the Banks an executed original of this Amendment and the Administrative Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agents.

          4.   Force and Effect. Except as otherwise expressly modified by this
               ----------------
Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect after the date hereof.

          5.   Governing Law. This Amendment shall be deemed to be a contract
               -------------
under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

          6.   Effective Date; Certification of the Loan Parties. This Amendment
               -------------------------------------------------
shall be dated as of and shall be binding, effective and enforceable upon the date of (i) satisfaction of all conditions set forth in Section 3 hereof and
(ii) receipt by the Administrative Agent of duly executed telecopied counterpart signature pages of this Amendment from the Loan Parties, the Agents and all of the Banks, and from and after such date this Amendment shall be binding upon the Loan Parties, each Bank and the Agents, and their respective successors and assigns permitted by the Credit Agreement. Each of the Loan Parties by executing this Amendment, hereby certifies that this Amendment has been duly executed.

                             [INTENTIONALLY BLANK]

                 [SIGNATURE PAGE 1 OF 19 TO AMENDMENT NO. 20]

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.



                               MARINER HEALTH GROUP, INC.

                               By:______________________________________________
                               Name:____________________________________________
                               Title:___________________________________________




                               GUARANTORS:

                               EACH GUARANTOR LISTED ON
                               SCHEDULE A ATTACHED HERETO


                               By:______________________________________________
                               Name:____________________________________________
                               Title:_______________________of each Guarantor
                               listed on Schedule A attached hereto which is a corporation and of each corporation listed on Schedule A attached hereto which is the general partner or member of a Guarantor

                 [SIGNATURE PAGE 2 OF 19 TO AMENDMENT NO. 20]


                               PNC BANK, NATIONAL ASSOCIATION,
                               individually and as Administrative Agent


                               By:______________________________________________
                               Name:____________________________________________
                               Title:___________________________________________

                 [SIGNATURE PAGE 3 OF 19 TO AMENDMENT NO. 20]


                               FIRST UNION NATIONAL BANK
                               individually and as Syndication Agent


                               By:______________________________________________
                               Name:____________________________________________
                               Title:___________________________________________

                 [SIGNATURE PAGE 4 OF 19 TO AMENDMENT NO. 20]


                               BANK AUSTRIA CREDITANSTALT
                               CORPORATE FINANCE, INC.


                               By:______________________________________________
                               Name:____________________________________________
                               Title:___________________________________________


                               By:______________________________________________
                               Name:____________________________________________
                               Title:___________________________________________

                 [SIGNATURE PAGE 5 OF 19 TO AMENDMENT NO. 20]


                               MELLON BANK, N.A.


                               By:______________________________________________
                               Name:____________________________________________
                               Title:___________________________________________

                 [SIGNATURE PAGE 6 OF 19 TO AMENDMENT NO. 20]


                               TORONTO DOMINION (NEW YORK), INC.


                               By:______________________________________________
                               Name:____________________________________________
                               Title:___________________________________________

                 [SIGNATURE PAGE 7 OF 19 TO AMENDMENT NO. 20]



                               BANKERS TRUST COMPANY


                               By:______________________________________________
                               Name:____________________________________________
                               Title:___________________________________________

                 [SIGNATURE PAGE 8 OF 19 TO AMENDMENT NO. 20]



                                               CREDIT LYONNAIS NEW YORK BRANCH

                                               By:______________________________
                                               Name:____________________________
                                               Title:___________________________

                 [SIGNATURE PAGE 9 OF 19 TO AMENDMENT NO. 20]


                                               AMSOUTH BANK

                                               By:______________________________
                                               Name:____________________________
                                               Title:___________________________

                 [SIGNATURE PAGE 10 OF 19 TO AMENDMENT NO. 20]


                                               BANK OF TOKYO-MITSUBISHI TRUST
                                                COMPANY

                                               By:______________________________
                                               Name:____________________________
                                               Title:___________________________

                 [SIGNATURE PAGE 11 OF 19 TO AMENDMENT NO. 20]


                                               THE FUJI BANK, LIMITED NEW YORK
                                                BRANCH

                                               By:______________________________
                                               Name:____________________________
                                               Title:___________________________

                 [SIGNATURE PAGE 12 OF 19 TO AMENDMENT NO. 20]


                                            SUNTRUST BANK, CENTRAL FLORIDA, N.A.

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                 [SIGNATURE PAGE 13 OF 19 TO AMENDMENT NO. 20]


                                               BANK ONE, KENTUCKY, NA

                                               By:______________________________
                                               Name:____________________________
                                               Title:___________________________

                 [SIGNATURE PAGE 14 OF 19 TO AMENDMENT NO. 20]


                                               FLEET NATIONAL BANK

                                               By:______________________________
                                               Name:____________________________
                                               Title:___________________________

                 [SIGNATURE PAGE 15 OF 19 TO AMENDMENT NO. 20]


                                               COMERICA BANK

                                               By:______________________________
                                               Name:____________________________
                                               Title:___________________________

                 [SIGNATURE PAGE 16 OF 19 TO AMENDMENT NO. 20]


                                    THE FIRST NATIONAL BANK OF CHICAGO

                                    By:_______________________________
                                    Name:_____________________________
                                    Title:____________________________

                 [SIGNATURE PAGE 17 OF 19 TO AMENDMENT NO. 20]


                                    THE INDUSTRIAL BANK OF JAPAN,
                                      LIMITED, NEW YORK BRANCH

                                    By:_______________________________
                                    Name:_____________________________
                                    Title:____________________________

                 [SIGNATURE PAGE 18 OF 19 TO AMENDMENT NO. 20]


                                    GENERAL ELECTRIC CAPITAL
                                      CORPORATION

                                    By:_______________________________
                                    Name:_____________________________
                                    Title:____________________________

                 [SIGNATURE PAGE 19 OF 19 TO AMENDMENT NO. 20]


                                    RIGGS BANK N.A.

                                    By:_______________________________
                                    Name:_____________________________
                                    Title:____________________________

STATE OF TENNESSEE


COUNTY OF DAVIDSON


     On the _____ day of ___________, 1999 personally appeared _______________, as the __________ President of SunTrust Bank, Central Florida, N.A., and before me executed the attached AMENDMENT NO. 20 dated as of _____________, 1999 to the Credit Agreement between Mariner Health Group, Inc., with SunTrust Bank, Central Florida, N.A., as Lender.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal, in the state and county aforesaid.



                 ______________________________________________________________
                 Signature of Notary Public, State of__________________________


                 ______________________________________________________________
                 (Print, Type or Stamp Commissioned Name of Notary Public) Personally known ________; OR Produced Identification_________ Type of identification produced:______________________________
                 ______________________________________________________________

                                  SCHEDULE A
                                  ----------

                                  GUARANTORS
                                  ----------


Bride Brook Nursing & Rehabilitation Center, Inc.
Compass Pharmacy Services, Inc.
Compass Pharmacy Services of Maryland, Inc.
Compass Pharmacy Services of Texas, Inc.
Long Ridge Nursing & Rehabilitation Center, Inc.
Longwood Rehabilitation Center, Inc.
Mansfield Nursing & Rehabilitation Center, Inc.
Mariner Health Care, Inc.
Mariner Health Care of Baltimore, Inc.
Mariner Health Care of Fort Wayne, Inc.
Mariner Health Care of Greater Laurel, Inc.
Mariner Health Care of Lake Worth, Inc.
Mariner Health Care of Nashville, Inc.
Mariner Health Care of North Hills, Inc.
Mariner Health Care of Orange City, Inc.
Mariner Health Care of Palm City, Inc.
Mariner Health Care of Pinellas Point, Inc.
Mariner Health Care of Port Orange, Inc.
Mariner Health Care of Southern Connecticut, Inc.
Mariner Health Care of Toledo, Inc.
Mariner Health Care of West Hills, Inc.
Mariner Health Care of Atlantic Shores, Inc.
Mariner Health Care of Deland, Inc.
Mariner Health of Florida, Inc.
Mariner Health Care of Inverness, Inc.
Mariner Health of Jacksonville, Inc.
Mariner Health Care of MacClenny, Inc.
Mariner Health of Maryland, Inc.
Mariner Health Care of MetroWest, Inc.
Mariner Health of Orlando, Inc.
Mariner Health of Tampa, Inc.
Mariner Health Care of Tuskawilla, Inc.
Mariner Health Resources, Inc.
Mariner Practice Corporation
Mariner Physician Services, Inc.
Mariner Supply Services, Inc.
Merrimack Valley Nursing & Rehabilitation Center, Inc.
Methuen Nursing & Rehabilitation Center, Inc.
MHC Rehab. Corp.
Mystic Nursing & Rehabilitation Center, Inc.

Park Terrace Nursing & Rehabilitation Center, Inc.
Pendleton Nursing & Rehabilitation Center, Inc.
Pinnacle Care Corporation
Prism Health Group, Inc.
Sassaquin Nursing & Rehabilitation Center, Inc.
Windward Health Care, Inc.
Acme Repackaging, Inc.
MarinerSelect Staffing Solutions, Inc.
MedRehab, Inc.
Pinnacle Care Corporation of Huntington
Pinnacle Care Corporation of Hutchinson
Pinnacle Care Corporation of Lexington
Pinnacle Care Corporation of Louisville
Pinnacle Care Corporation of Marion
Pinnacle Care Corporation of McMurray
Pinnacle Care Corporation of Michigan
Pinnacle Care Corporation of Morganton
Pinnacle Care Corporation of Nashville
Pinnacle Care Corporation of North Carolina
Pinnacle Care Corporation of Salina
Pinnacle Care Corporation of Seneca
Pinnacle Care Corporation of Sumter
Pinnacle Care Corporation of Williams Bay
Pinnacle Care Corporation of Wilmington
Pinnacle Care Management Corporation
Pinnacle Pharmaceutical Services, Inc.
Pinnacle Rehabilitation of Georgia, Inc.
Pinnacle Rehabilitation, Inc. [a Tennessee corporation]
Pinnacle Rehabilitation, Inc. [a Massachusetts corporation]
Pinnacle Rehabilitation of Texas, Inc.
Tennessee Occupational Medicine, Inc.
Cypress Nursing Facility, Inc.
Tri-State Health Care, Inc.
Aid & Assistance, Inc.
The Ocean Pharmacy, Inc.
MHC Transportation, Inc.
Mid-America Professional Services, Inc.
Pinnacle Rehabilitation of Illinois, Inc.
Pinnacle Rehabilitation of Missouri, Inc.
Seventeenth Street Associates Limited Partnership (By: Tri-State Health Care, Inc., its general partner)
Pinnacle Rehabilitation of Florida, Inc.
IHS Rehab Partnership, Ltd. (By: Mariner Health Care of Nashville, Inc., its general partner)
MedRehab of Florida, Inc.
MedRehab of Illinois, Inc.

MedRehab of Indiana, Inc.
MedRehab of Louisiana, Inc.
MedRehab of Missouri, Inc.
MedRehab of Texas, Inc.
MedRehab of Wisconsin, Inc.
Functional Enhancements, Inc.
Mariner Health at Bonifay, Inc.
Mariner Health of Palmetto, Inc.
Mariner Health Properties IV, Ltd. (By: Mariner Health of Florida, Inc., its
  general partner)
Mariner Health Properties VI, Ltd. (By: Mariner Health of Florida, Inc., its
  general partner)
Beechwood Heritage Retirement Community, Inc.
National Health Strategies, Inc.
PHG Ventures, Inc.
Prism Care Centers, Inc.
Prism Home Care Company, Inc.
Prism Rehab Systems, Inc.
Prism Hospital Ventures, Inc.
Prism Home Care, Inc.
Prism Home Health Services, Inc.
Mariner Health of Seminole County, Inc.
Mariner - Regency Health Partners, Inc.
Regency Health Care Center of Seminole County, Inc.
Tampa Medical Associates, Inc.
Allegis Health and Living Center at Heritage Harbour, L.L.C. (By:  Mariner
  Health of Maryland, Inc., member)